UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Date of report (Date of earliest event reported): August 3, 2007
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
VALENTEC SYSTEMS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-11454	59-2332857

(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)
2629 York Avenue
Minden, LA 71055
(Address of Principal Executive Offices)
(318) 382-4574
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On August 3, 2007, Valentec Systems, Inc. announced the dedication of its new 40mm energetic production facilities at Camp Minden, LA. Dedication of the new facilities marks attainment of full scale production highlighted with a record backlog of 40mm ammunition totaling $9.6 million.
     A copy of the press release published on August 3, 2007 is attached as an exhibit hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c)     Exhibits

Exhibit 99.1	Press release dated August 3, 2007.	Provided herein.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 3, 2007

VALENTEC SYSTEMS, INC.
By:	/s/ Robert Zummo
	Name:	Robert Zummo
	Title:	President and Chief Executive Officer

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